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                                                                    EXHIBIT 10.4









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                                   @PLAN. INC





                      Series C Convertible Preferred Stock





                          SECURITIES PURCHASE AGREEMENT






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                                   @PLAN. INC

                          SECURITIES PURCHASE AGREEMENT

Ladies and Gentlemen:

         @Plan. Inc, a Tennessee corporation (the "Company"), hereby agrees with the Purchasers named in the Schedule of Purchasers attached hereto as Schedule 1 and who executed a counterpart of this agreement (individually the "Purchaser" and collectively the "Purchasers") as set forth below:

         1. Description of Securities.

         The Board of Directors of the Company has authorized the issuance and sale of an aggregate of 1,725,667 shares (the "Shares") of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock") to the Purchasers, at a purchase price of $3.00 per Share for an aggregate purchase price of $5,177,001. The rights and preferences of the Series C Preferred Stock are set forth in the form of the Second Amended and Restated Charter of the Company, attached hereto as Exhibit A (the "Amended Charter"), to be filed with the Tennessee Secretary of State prior to Closing, as defined below. The Shares will be sold in two tranches. One Million Two Hundred Thirty-Five Thousand Four Hundred (1,235,400) of the Shares (the "Tranche 1 Shares") will be sold in the first tranche, and Four Hundred Ninety Thousand Two Hundred Sixty-Seven (490,267) of the Shares (the "Tranche 2 Shares") will be sold in the second tranche.

         2. Purchase and Sale of Securities.

         The Company hereby agrees to sell to each Purchaser and each Purchaser hereby severally agrees to purchase from the Company, in both cases subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the parties contained herein, the number of Shares set forth opposite the name of the Purchaser on Schedule 1, free and clear of all liens or encumbrances imposed by or as a result of action by the Company.

         3. Subscription and Closing.

            3.1 Each Purchaser shall execute and deliver to the Company at its address set forth in Section 10 hereof, two counterparts of this Agreement. This Agreement shall become the binding obligation of the parties upon acceptance by the Company, and the date of this Agreement shall be the date the Company executes this Agreement, as indicated on the signature page hereof.

            3.2 The closing with respect to the purchase and sale of the Tranche 1 Shares (the "Tranche 1 Closing") shall take place at the offices of Sherrard & Roe, PLC, at 424 Church Street, Suite 2000, Nashville, Tennessee, at 10:00 a.m. on December 31, 1997 (the "Tranche 1 Closing Date") or such other date as shall be mutually determined by the Company and the Purchasers.



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            3.3 The closing with respect to the purchase and sale of the
Tranche 2 Shares (the "Tranche 2 Closing") shall take place at the offices of Sherrard & Roe, PLC, at 424 Church Street, Suite 2000, Nashville, Tennessee, at 10:00 a.m. within ten (10) business days of the first to occur of (i) the Company receiving a written demand for the Tranche 2 Closing from Purchasers representing at least ten percent (10%) of the Tranche 2 Shares, (ii) the Purchasers receiving a written demand for the Tranche 2 Closing from a duly authorized officer of the Company; provided, in either case, such demand has been received on or before December 31, 2000 (the "Tranche 2 Closing Date").

            3.4 At each Closing, the Company will deliver to each Purchaser certificates evidencing the Shares to be purchased by such Purchaser, registered in such Purchaser's or its nominee's name, upon payment of the purchase price therefor, by a cashier's check, or by wire transfer of immediately available funds to State Street Bank and Trust Co., Boston, MA 02110, ABA Routing No. 0110-0002-8, for credit to EB Sales Group Account, DDA# 9904-130-3, Fund Name/Class 695, Account No. 1007577515, Name on Account: @Plan, in the aggregate amount for the respective Closing set forth opposite such Purchaser's name on
Schedule 1 to this Agreement.

         4. Representations and Warranties of the Company.

         Recognizing that the Purchasers will be relying on the information and on the representations and warranties set forth herein, the Company hereby represents and warrants to the Purchasers that:

            4.1 Organization, Standing, Capitalization, Etc.

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee. The Company has all requisite corporate power and authority and holds all licenses, permits and other required authorizations from governmental authorities necessary to own its properties and assets and to conduct its business as it is now being conducted and will obtain as expeditiously as possible all required authorizations of governmental authorities necessitated by the operation of the Company in the future. The Company is qualified to do business as a foreign corporation in jurisdictions set forth in Schedule 4.1(a) and is not currently required to be qualified or licensed to do business as a foreign corporation in any other jurisdiction.

            (b) The copies of the Amended and Restated Charter (the "Charter") and Bylaws, as amended, of the Company that have been included herewith collectively as Exhibit B are true and correct copies of such documents as amended to date. There will not be any changes or amendments to the Charter, except the Amended Charter in the form of Exhibit A, or Bylaws between the date hereof and the Closing Date.

            (c) At the date hereof the Company's authorized capital stock consists of 20,000,000 shares of common stock, no par value per share ("Common Stock"), of which 500,000 shares are issued and outstanding and held of record by the persons and in the amounts set forth in Schedule 4.1(c), and 10,000,000 shares of undesignated preferred stock, with rights and preferences to be fixed by the Board of Directors in accordance with the laws of the State of Tennessee and the Charter, of which (a) 500,000 shares have been designated Series A Convertible Preferred Stock ("Series A Preferred Stock"), of which 448,000 are outstanding, and (b) 2,250,000 shares have been



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designated Series B Convertible Preferred Stock (the "Series B Preferred
Stock"), of which 2,016,000 are outstanding, such outstanding shares of Series A and Series B Preferred Stock are held of record by the persons and in the amounts set forth in Schedule 4.1(c). As of the Closing Date, the Company's authorized capital stock will consist of 20,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, of which (i) 500,000 shares will be designated as Series A Preferred Stock, of which 448,000 shares will be outstanding, (ii) 2,250,000 shares will be designated as Series B Preferred Stock, of which 2,016,000 shares will be outstanding, and (iii) 1,725,667 shares will be designated as Series C Preferred Stock, none of which will be outstanding. All shares of Common Stock and all shares of preferred stock outstanding are duly and validly authorized and issued, fully paid and nonassessable, and issued in compliance with all applicable state and federal laws concerning the issuance of securities. No shareholder of the Company has any statutory or other preemptive rights with respect to the issuance of the Shares which have not been validly exercised in conjunction herewith or waived in writing.

            (d) The Shares being sold and purchased hereunder have been duly and validly authorized, will be validly issued, fully paid and nonassessable after issuance and sale to the Purchasers pursuant to this Agreement and will be free of any liens or encumbrances created by or as the result of action by the Company. The shares of Common Stock issuable upon conversion of the Series A, Series B, and Series C Preferred Stock have been duly and validly authorized and, upon conversion of the Preferred Stock, will be validly issued, fully paid, nonassessable and free of any liens or encumbrances created by or as a result of action by the Company. No further approval or authorization of the shareholders of the Company is required for the issuance and sale of the Shares as contemplated herein or the issuance of the shares of Common Stock upon the conversion of the Series A, Series B, and Series C Preferred Stock.

            (e) The Company has not granted or issued, or agreed to grant or issue, any option, warrant or other rights, commitments or arrangements to issue, purchase or acquire any shares of its capital stock or any securities giving any right to acquire from the Company or sell to the Company, any shares of its capital stock, except for (i) options for the purchase of an aggregate of 837,000 shares of the Company's Common Stock pursuant to the Company's Second Amended and Restated 1996 Stock Option Plan (the "1996 Option Plan"); (ii) up to 263,000 additional shares of Common Stock reserved for issuance pursuant to the 1996 Option Plan; (iii) 448,000 shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock; (iv) 2,016,000 shares of Common Stock reserved for issuance upon conversion of the Series B Preferred Stock; (v) 1,725,667 shares of the Series C Preferred Stock which may be sold to the Purchasers pursuant to this Agreement; and (vi) 1,725,667 shares of Common Stock reserved for issuance upon conversion of the Shares.

            (f) The Company does not own or control any subsidiaries. The Company does not hold, directly or indirectly, 5% or more of the outstanding shares of any class or capital stock of any other corporation nor does it hold, directly or indirectly, a 5% or more equity interest in any partnership, limited liability company, joint venture, or other entity.




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             4.2 Authorization, Validity and Enforceability of this Agreement.

         The Company has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action. The execution and delivery of this Agreement and the issuance of the Shares hereunder will not violate any provision of law and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Company's Charter, its Bylaws, or any agreement, instrument, or other restriction to which the Company is a party or by which it is bound. This Agreement, when executed, will constitute the legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms.

             4.3 Information Available Respecting the Company.

         The Company has provided each Purchaser with the opportunity to (a) ask questions of and receive answers from the Company and its representatives concerning the Company and the terms and conditions of the sale of the Shares, and (b) obtain any additional information that the Company possesses or can reasonably obtain that is necessary to verify the accuracy of the information furnished by the Company in connection herewith.

             4.4 Governmental Consents, Etc.

         No consent, approval, or authorization of, or declaration, registration or filing with, any person, entity, or governmental authority on the part of the Company is required for the valid execution, delivery, and performance of this Agreement or the valid consummation of the transactions contemplated hereby, except as may be required under the Securities Act of 1933, as amended (the "Securities Act"), or under applicable state "Blue Sky" laws.

             4.5 Securities Laws.

         Subject to the Purchaser's representations set forth in Section 6 hereof, the offer, sale and issuance of the Shares, as provided in this Agreement, are and are intended to be exempt from: (a) the registration requirements of the Securities Act pursuant to one or more of Sections 3(b), 4(2) and 4(6) thereof and Regulation D promulgated thereunder; and (b) the registration or qualification requirements of certain state Blue Sky laws. Neither the Company nor anyone acting on its behalf has directly or indirectly offered the Shares or any part thereof for sale to, or solicited any offer to buy the Shares from, any person other than the Purchasers, or other persons believed by the Company to meet the qualifications set forth in Section 6 below, nor will the Company or anyone authorized to act on its behalf take any action hereafter that would cause the loss of such exemption.

             4.6 Financial Statements.

         The audited financial statements for the Company for the year ended December 31, 1996 and the unaudited financial statements for the ten (10) months ended October 31, 1997 (the "Financial Statements"), copies of which are included herewith as Exhibit C, are accurate, true, and complete in





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all material respects and present fairly in all material respects the financial position of the Company and results of operations as, at, and for the dates and periods indicated, and have been prepared in conformity with generally-accepted accounting principles applied on a consistent basis (except for the absence of footnotes in the statements for the 10 months ended October 31, 1997).

             4.7 No Defaults in Agreements.

         Except as set forth on Schedule 4.7 hereto, the Company is not in violation of its Charter or Bylaws, or in default in the performance or observance of any obligation, agreement, covenant, or condition contained in any contract, indenture, mortgage, loan agreement, lease, note, or other instrument to which it is a party or by which it may be bound, which default would be reasonably likely to result in a Material Adverse Effect (as hereinafter defined in Section 4.10).

             4.8 Material Transactions.

         Except as disclosed in Schedule 4.8 hereto, as reflected on the Financial Statements, or as contemplated hereby, the Company has not, to the extent material: (a) borrowed any funds or incurred or become subject to any obligations or liabilities (absolute or contingent); (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent); (c) declared or paid any dividends or distributions to its shareholders of any assets of any kind whatsoever; (d) entered into any agreements or arrangements granting any preferential rights to purchase any of the assets, properties, or rights of the Company (including management and control thereof), or requiring the consent of any party to a transfer or assignment of such assets, properties or rights (or change in the management or control thereof), or providing for the merger or consolidation of the Company into or with another corporation; (e) suffered any losses (including but not limited to loss of customers, physical plant, property, equipment, personnel considered by management to be a "key" employee, or the termination of any material contracts), waived any rights or canceled any debts or claims; (f) changed any accounting method or practice, including, without limitation, any change in depreciation or amortization policies or rates; (g) made any loan to any person or entity, including but not limited to any officer, director, or employee of the Company; or (h) entered into an agreement to do any of the things described in clauses (a) through (g) above.

             4.9 Material Agreements.

         Except as disclosed in Schedule 4.9 hereto, the Company is not a party to any written or oral (a) contract for employment that may not be terminated by the Company on not more than thirty (30) days notice without liability to the Company, (b) pension or profit sharing plan, retirement plan, bonus plan, stock purchase or stock option plan, or any similar plan, formal or informal, whether covering one or more employees or former employees, (c) contract involving payment by or to the Company of more than $40,000, or the performance of which may extend more than ninety (90) days from the date hereof, (d) contract or other agreement or understanding relating to the registration of any securities of the Company, or (e) other material contract, agreement or understanding, whether formal or informal. All contracts, agreements, and understandings disclosed in Schedule 4.9 are in full force and effect, and neither the Company nor, to the Company's knowledge, any other party thereto has received any notice of default, nor is in default, nor does any condition now exist which, with notice or the lapse of time or both, would render the Company or, to




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the Company's knowledge, any other party in default under any contract, understanding, or agreement in which the Company is a party, which default would be reasonably likely to have a Material Adverse Effect. There are no disputes or proceedings relating to any such contract, understanding, or agreement, and the Company has not received any notice, written or oral, indicating that any party to any such contract, understanding, or agreement intends to cancel or terminate such contract, understanding or agreement or to exercise or not exercise any options or rights under such contract, understanding, or agreement.

               4.10 No Adverse Changes.

         Since October 31, 1997, there have been no changes in the condition or prospects (financial or otherwise except as may relate to economic or business conditions generally) of the Company that, in the aggregate, would materially adversely affect the organization, business, properties, operations, financial condition, or prospects of the Company (a "Material Adverse Effect").

               4.11 No Litigation.

         There is no action or proceeding at law or in equity pending or, to the knowledge of the Company, threatened against the Company or any of its property before any court or governmental commission, and there is no such proceeding pending or, to the knowledge of the Company, threatened, in arbitration or before any administrative agency, and, to the knowledge of the Company, there are no facts, events or occurrences by reason of which any such action or proceeding may be brought. There is no judgment, consent, decree, injunction, rule, or other judicial or administrative order outstanding against the Company.

               4.12 Disclosure.

         No representation or warranty by the Company contained in this Agreement or any schedule or exhibit hereto, or any certificate or other instrument referred to herein or otherwise furnished or to be furnished to the Purchasers by the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact, or omits or will omit to state any material fact that is necessary in order to make the statements contained herein or therein, not misleading. The Company is not aware of any fact relating to the business, affairs, operations, condition or prospects of the Company that materially adversely affects the same and that has not been set forth in this agreement or otherwise disclosed in writing to the Purchasers by the Company in connection with this transaction.

               4.13 Certain Transactions.

         Except as disclosed in Schedule 4.13 hereto, the Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever; none of said officers or directors or any members of their immediate families are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that officers and/or directors of the Company may own no more than 5% of the outstanding stock in publicly traded companies that may



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compete with the Company. No officer or director or any member of their immediate families is interested, directly or indirectly, in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation.

               4.14 Absence of Liabilities; Taxes.

         Except as disclosed in Schedule 4.14 hereto, the Company has no material liabilities that are not reflected on the Financial Statements; since the date of the Financial Statements, except as disclosed in the Schedules, the Company has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business and except expenses incurred directly in connection with this offering. The amounts shown on the Financial Statements as provision for taxes are sufficient in all respects for payment of all accrued and unpaid federal, state, county, and local taxes for the period then ended and for all prior periods. The Company has filed all federal, state, county and local tax returns that are required to be filed by it, and such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. The Company has not been notified by the Internal Revenue Service that its federal income tax returns have or are being examined, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened.

               4.15 Property and Assets.

         Except as set forth in Schedule 4.15, Schedule 4.20 or on the Financial Statements, the Company has good and marketable title to all of its real and personal property, free and clear of any and all claims, liens, encumbrances, equities, and restrictions of every kind and nature whatsoever. The Company owns no other significant personal property (i.e., having a value in the case of any single item of $25,000.00 or more), except as set forth on Schedule 4.15.

               4.16 Leases.

         Except as set forth in Schedule 4.16 hereto, the Company is not a party to any lease under which the aggregate annual rental payments exceed $1,000.00. As of the date hereof, all leases are in full force and effect without any default or material breach thereof by the Company or, to the knowledge of the Company, any other party thereto which default or breach would be reasonably likely to have a Material Adverse Effect. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating as lessee and all such leases are valid and subsisting and in full force and effect. No consent of any lessor is required under any such lease in order to keep such lease in full force and effect after the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

               4.17 Regulatory Compliance.

         The Company has complied in all material respects with all laws, regulations, and orders applicable to its business, and the present uses by the Company of its properties and conduct by the Company of its business do not in any material respect violate any laws, regulations, or orders. The Company has obtained or will obtain as expeditiously as possible all certificates and other regulatory approvals necessary for the operation of its business.




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               4.18 Registration Rights.

         Except as set forth on Schedule 4.18, the Company is not under any obligation to register under the Securities Act any of the Company's presently outstanding securities or any of its securities that subsequently may be issued.

               4.19 Insurance.

         The Company will following the Closing maintain, with respect to its properties and business, and with financially sound and reputable insurers, life, fire, liability and other forms of insurance, as the Board of Directors of the Company reasonably deems to be sufficient to provide adequate protection to the Company and its business from the risks associated with its business and as is customary for companies similarly situated in reasonably comparable industries.

               4.20 Intellectual Property.

               (a) The Company owns or possesses, or will acquire prior to use, adequate licenses or other rights to use all patents, trademarks, service marks, trade names or other intangible property rights and know-how (hereinafter referred to as "Intellectual Property") necessary to entitle the Company to conduct the business now or subsequently operated by it. Schedule 4.20 sets forth all licenses and other arrangements (other than standard licenses for the use of typical "off-the-shelf" commercial software applications) pursuant to which the Company has a right to use any Intellectual Property not owned by the Company. Except as set forth in Schedule 4.20, the Company is the lawful owner, free and clear, to the knowledge of the Company, of any claim, right, trademark, patent or copyright protection of any third party, of all Intellectual Property used or planned to be used by the Company in the conduct of its business.

               (b) The Company has not received any notice of infringement or conflict with (and knows of no infringement with or conflict with) asserted rights of others with respect to any Intellectual Property which could result in a material adverse effect upon the Company. To the knowledge of the Company, no products or processes of the Company infringe or conflict with any trade secret or patent or any patent application.

               (c) The Company has taken adequate steps, and has in place and enforces appropriate policies and procedures, to protect its proprietary information. The Company has not disclosed any of its proprietary information to third parties without appropriate restrictions on use or disclosure thereof. As used herein, "proprietary information" means any information that the Company considers confidential or secret material information of the Company, including without limitation, whether verbal, written or embodied in any other medium, confidential technical data and information of the Company (including but not limited to systems, practices, plans, processes, procedures, drawings, databases, computer hardware, firmware, and software whether in the form of object codes, source codes, or otherwise, inventions, improvements, manufacturing techniques or systems, formulas, development or experimental work, work in process, research data used by the Company); all passwords, entry codes, access sequences, and the like; and all other items of trade secret, trade knowledge, and trade know-how of Company.




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               (d) The Company has taken adequate steps, and has in place and enforces appropriate policies and procedures, to protect any confidential information disclosed to or obtained by the Company through confidential relationships with any third parties.

               4.21 Sensitive Payments.

         Neither the Company nor, to the knowledge of the Company, any of its officers or directors nor anyone acting on behalf of any of them has made or received any "sensitive" payments, and no such person has or will maintain any unrecorded cash or noncash assets out of which any "sensitive" payments might be made. "Sensitive" payments means, whether legal or illegal, (a) payments to or from government officials or employees, (b) commercial bribes or kickbacks, (c) amounts paid with an understanding that rebates or refunds will be made in contravention of the laws of any jurisdiction, either directly or through a third party, and (d) payments or commitments (whether made in the form of commission, payments of fees for goods or services received, or otherwise) made with the understanding or under circumstances that would indicate that all or part thereof is to be paid by the recipient to government officials or employees or as a commercial bribe, influence payment or kick-back, provided, however, that "sensitive" payments shall not include contributions to political campaigns or organizations that are permissible under federal and state election laws.

               4.22 Books and Records.

         The books and records of the Company, including but not limited to, its stock and minute books, are complete and correct and have been maintained in accordance with good business practices and contain a true and complete record of all meetings or proceedings of its Board of Directors and shareholders. No action has been taken that requires the approval of the Board of Directors or the shareholders of the Company that is not reflected accurately in the minute book.

               4.23 Environmental Matters.

         Neither the real property or the buildings, improvements, fixtures or equipment, forming a part of the real property owned or operated by the Company (the "Facilities"), nor the Company is, to the Company's knowledge, in violation of or the subject of any investigation or inquiry or enforcement action by any governmental authority for the recovery or environmental response costs or for compliance with remedial obligations under any applicable law pertaining to "Hazardous Substances" as the term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1990, as amended, as codified at 42 U.S.C. ss. 9601 et seq. ("CERCLA"), the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq.; and any applicable state or local governmental statutes, ordinances or regulations (referred to hereafter collectively as "Environmental Laws"). As of the date of this Agreement, the Company has obtained and is in compliance in all material respects with all environmental permits required by the applicable Environmental Laws to construct, occupy, operate and use the Facilities; the Company has taken reasonable steps to determine that no Hazardous Substances have been disposed of or otherwise released on or from the Facilities during the period of the Company's ownership or operation thereof; and the uses that the Company has


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made, makes, or intends to make of the Facilities has not and will not result in the generation, storage, disposal or release of any Hazardous Substances in violation of the Environmental Laws.

               4.24 Indebtedness.

         As of the date hereof, the Company is not indebted, directly or indirectly, to any person or entity except as indicated on the Financial Statements (other than as to accrued but unpaid interest on indebtedness indicated on the Financial Statements from the date of the Financial Statements through the date hereof) or as set forth on Schedule 4.24 or indebtedness incurred in the ordinary course of business since the date of the Financial Statements. Schedule 4.24 sets forth all persons to whom the Company is indebted for moneys borrowed, reflecting the principal amount of such indebtedness and interest accrued to the date hereof. All indebtedness reflected on Schedule 4.24 or on the Financial Statements was incurred pursuant to loans or advances to the Company by such persons of cash equal to the original principal amounts of such indebtedness.

               4.25 ERISA Plan.

         Schedule 4.25 sets forth each pension plan (a "Plan") that the Company has in effect which is subject to the requirements of Title IV of the Employee Retirement Income Security Act of 1974, Pub. L. No. 93-406, September 2, 1974, 88 stat. 829, 29 USCA ss.1001 et seq. (1975), as amended from time to time ("ERISA"), and with respect to each Plan, the Company warrants that no fact that might constitute grounds for the involuntary termination of the Plan, or for the appointment by the appropriate United States District Court of a trustee to administer the Plan, exists at the time of execution of this Agreement.

               4.26 Management.

         During the past ten years, neither the Chief Executive Officer or Vice President of Finance of the Company have been (i) arrested or convicted of any material crime, including any felony or crime of moral turpitude (whether material or not), (ii) indicted, (iii) adjudged bankrupt. During the past ten years, neither has served as an officer or director of a bankrupt entity and none has been restricted in any way from bidding on contracts with the government of the United States.

               4.27 Labor Relations.

         There are no controversies pending or, to the knowledge of Company, threatened between Company and any of its employees, or any labor union or other organization representing or claiming to represent their interests. To the knowledge of Company, no union organizing or election activities involving any non-union employees of Company are in progress or threatened.

               4.28 Survival of Representations and Warranties.

         The representations and warranties of the Company contained herein shall survive the execution and delivery of this Agreement and the purchase of the Shares for the period of the applicable statute of limitation.



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         5. Covenants of the Company.

         The Company covenants and agrees with the Purchasers as follows:

               5.1 Use of Proceeds.

         The Company will apply the net cash proceeds from the sale of the Shares received by it to implement its business plan as modified from time to time by the Board of Directors.

               5.2 ERISA Plan.

         At all such times that the Company has in effect, or hereafter institutes a Plan that is subject to the requirements of ERISA, the Company hereby covenants that (i) throughout the existence of the Plan, the Company's contributions under the Plan will meet the minimum funding standards required by ERISA and the Company will not institute a distress termination of the Plan, and
(ii) the Company will send to each Purchaser a copy of any notice of a reportable event (as defined in ERISA) required PBGC Reg. Section P2615.1 et seq., 29 CFR Part P 2615.1 et seq., to be filed with the Pension Benefit Guaranty Corporation, at the time that such notice is so filed.

               5.3 Survival of Covenants of the Company.

         The obligations of the Company set forth in Sections 5.1 and 5.2 above are continuing covenants of the Company and shall survive until terminated as provided in such provisions.

         6. Representations, Warranties and Covenants of the Purchasers.

         Recognizing that the Company will be relying on the information and on the representations and warranties set forth herein, each Purchaser hereby severally represents and warrants to the Company as follows:

               6.1 Accredited Investor.

         The Purchaser currently is, and at each Closing Date will be:

               (a) An accredited investor who meets the requirements of at least one of the categories set forth on Exhibit D attached hereto and incorporated herein by reference as indicated by the Purchaser's initials thereon;

               (b) A person, either alone or with his purchaser representative, who has such knowledge and experience in financial and business matters that he or it, is capable of evaluating the merits and risks of the purchase of the Shares, who is able to bear the economic risk of the investment, and who can afford the complete loss of the investment; and

               (c) If an individual residing at the address specified on the signature page hereof, or if a corporation, partnership or other form of entity, has its principal office at the address set forth on the signature page hereof.

               6.2 Purchase for Investment.

         The Purchaser represents that it is purchasing the Shares for its own account for investment and not with a view to the resale or distribution in whole or in part thereof in violation of the Securities Act or applicable state law. The Purchaser represents that it will not transfer the Shares without registration under the federal and any applicable state securities laws unless it submits an opinion of counsel acceptable to the Company to the effect that the intended transfer complies with one or more exemptions under such laws. The Purchaser, if it is an entity, represents that it was not formed for the purpose of acquiring an interest in the Company. Nothing herein contained, however, shall prevent a Purchaser from requesting the Company to register the Shares so issued in the name of the Purchaser's nominee, and if a Purchaser submits such a request, the Company will not withhold its consent unreasonably.

               6.3 No General Solicitation.

         The Purchaser acknowledges that it has not received nor is it aware of any general solicitation or general advertising of the Shares, including without limitation, (a) any communication published in any newspaper or magazine or broadcast over television or radio, or (b) any seminar or meeting to which people were invited by means of a general solicitation or general advertising.

               6.4 Authority.

         If the Purchaser is an individual, he is over the age of majority in the applicable jurisdiction. If the Purchaser is a corporation, partnership, or other form of entity, such Purchaser is properly organized and existing under the laws of its respective jurisdiction, with the requisite power, and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and has taken all necessary corporate or organizational action execute this agreement, the Shareholders Agreement and to acquire and pay for the Shares, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

               6.5 Access to Information.

         The Purchaser has had access during the course of the transaction and prior to its purchase of the Shares to such information relating to the Company as it has desired, and has been given the opportunity to (a) ask questions of, and receive answers from, the Company and its representatives concerning the Company and the terms and conditions of the sale of the Shares, and (b) obtain any additional information that the Company possesses or can reasonably obtain that is necessary to verify the accuracy of the information furnished by the Company in connection herewith.

               6.6 Restrictions on Transfer of the Shares.

         The Purchaser understands that the Shares have not been registered under the Securities Act or any applicable state securities law, the Shares have the status of "Restricted Securities" as defined under Commission Rule 144(a)(3) and may be required to be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available and that the Company is under no obligation to register the Shares other than as set forth in the Shareholders Agreement. The Purchaser also understands that Rule 144 (or any successor rule) promulgated under the Act, which provides for certain limited routine sales of unregistered securities, is not available with respect to the Shares, that except as set forth in Section 1.2 of the Shareholders Agreement, the Company has not covenanted to satisfy the conditions for resale pursuant to Rule 144 (or any successor rule), and that compliance with Regulation A (or any successor rule) promulgated under the Act or some other disclosure exemption may be required for a sale or other disposition of Shares that are not registered under the Act. The Purchaser further acknowledges that presently there is no market for the purchase and sale of the Shares.

               6.7 Legends on Certificates.

         The Purchaser understands that the certificates representing the Shares (or the Common Stock issued upon conversion of the Shares) shall bear the following or similar legend and that appropriate stop transfer instructions will be entered in the stock records of the Company:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF. NO DISPOSITION OF THE SHARES MAY BE MADE IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH DISPOSITION WITHOUT REGISTRATION IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW.

               6.8 Survival.

         The representations, warranties and covenants of the Purchasers contained herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

         7. Conditions to the Closing.

               7.1 Conditions of the Purchasers' Obligations.

         The obligations of the Purchasers to purchase and pay for the Shares to be delivered at the Tranche 1 Closing are subject to the satisfaction of the following conditions:

               (a) Representations and Warranties Correct. The representations and warranties of the Company set forth in Article 4 hereof shall be true and correct as of the date hereof and as of the Tranche 1 Closing Date, and the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied prior to the Tranche 1 Closing Date.

               (b) No Adverse Change. Except as disclosed in this Agreement, and in any schedule hereto, there shall have been no material adverse change in the business or financial condition or results of operations or prospects of the Company since October 31, 1997, and no material litigation or other proceeding shall have been commenced by any person, including, without limitation, any governmental agency, relating to any of the proposed transactions, or against the Company or any of its properties that is material to its business or operations, actual or proposed.

               (c) Compliance Certificate. The Company shall have delivered a certificate executed by the Chairman or President, dated the Closing Date, certifying that the conditions specified in Subsections 7.1(a) and 7.1(b), have been satisfied and as to such other matters reasonably requested by the Purchasers.

               (d) Amended Charter. The Company shall have filed the Amended Charter with the Tennessee Secretary of State.

               (e) Shareholders' Agreement. The Company, Purchasers, Mark K. Wright, Gary R. Haynes, Roger J. Thomson, Janice Wendell, Susan Russo and Karl Spangenberg shall have executed the Amended and Restated Shareholders' Agreement in the form of Exhibit E hereto.

               (f) Legal Opinion. The Purchasers, at the Closing, shall have received the opinion of Bass, Berry & Sims, PLC, issued pursuant to the Legal Opinion Accord of the ABA Section of Business Law (1991), counsel to the Company, in form and substance satisfactory to Sherrard & Roe, PLC, special counsel to the Purchasers, dated the Closing Date, to the effect that:


                   (i) The Company is a corporation duly organized, validly
               existing and in good standing under the laws of the State of Tennessee, and is qualified to do business in every jurisdiction in which the business presently conducted by it makes such qualification necessary.

                   (ii) The authorized capital stock of the Company consists of
               20,000,000 shares of Common Stock, no par value, of which 500,000 shares are currently outstanding, and 10,000,000 shares of undesignated preferred stock, with rights and preferences to be fixed by the Board of Directors as provided by law and the Amended Charter, of which (i) 500,000 shares have been designated Series A Convertible Preferred Stock, of which 448,000 shares are outstanding; (ii) 2,250,000 shares have been designated Series B Convertible Preferred Stock, of which 2,016,000 shares are outstanding; and (iii) 1,725,667 shares have been designated Series C Convertible Preferred Stock, of which 1,235,400 shares are outstanding. All shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock outstanding were duly and validly authorized and issued, fully paid and nonassessable, and issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock have the rights and preferences set forth in the Amended Charter. Except for (i) 1,100,000 shares of common stock reserved for issuance pursuant to the 1996 Option Plan, (ii) 448,000 shares of Common Stock reserved for issuance upon conversion of the Series A Preferred

               Stock, (iii) 2,016,000 shares of Common Stock reserved for issuance upon conversion of the Series B Preferred Stock, and
               (iv) 1,725,667 shares of Common Stock reserved for issuance upon conversion of the Shares, to such counsel's knowledge there are no outstanding rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock and no stockholder of the Company has any statutory or, to the knowledge of such counsel, other preemptive rights with respect to the issuance of the Shares, which have not been validly exercised in conjunction herewith or waived in writing.

                   (iii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby or thereby will result in violation of, or be in conflict with, the Charter or Bylaws of the Company, and will not (i) constitute a default under any agreement, lease, mortgage, note, bond, indenture, license, or other document or agreement known to such counsel to which the Company is a party or by which it is bound or (ii) violate any order, rule, regulation, writ, injunction or decree of any court, administrative agency, or governmental body known to such counsel to which the Company is subject or by which it is bound.

                   (iv) Each of this Agreement and the Amended and Restated
               Shareholders' Agreement has been duly authorized, executed and delivered by or on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                   (v) The issuance and delivery at the Closing of the Shares that are the subject of this Agreement constitute an exempt transaction under the Securities Act or regulations thereunder as now in effect and do not require registration under the Securities Act.

                   (vi) The issuance and sale at the Closing of the Shares that are the subject of this Agreement do not require registration, qualification, or any other action under the securities or "Blue Sky" laws of any state, or such registration or other action as is required has been duly effected or taken, or will be effected or taken in a timely manner so as to comply with such securities or "Blue Sky" laws.

                   (vii) The Shares to be issued to the Purchasers by the
               Company pursuant to this Agreement have been duly authorized and, upon payment by the Purchasers of the purchase price for such Shares, will be validly issued and outstanding, fully paid and nonassessable. The Common Stock issuable upon conversion of the Shares has been duly and validly authorized and reserved for issuance upon conversion of the Shares, the issuance of those shares has been duly and validly authorized and those shares, when delivered upon the conversion of the Shares, will be duly and validly authorized, validly issued and outstanding, fully paid and nonassessable.

                   (viii) Except with regard to the matter of federal and state securities law compliance, which matter is addressed in paragraphs (v) and (vi) above, no consent, approval, authority, or other order of any governmental agency or to the knowledge of such counsel any other person or organization is legally required for the issuance and sale of the Shares pursuant to this Agreement.

                   (ix) There is no litigation or proceeding pending, or, to the knowledge of such counsel, threatened against the Company.

In rendering such opinion, such counsel may (i) rely as to factual matters on certificates of executive officers of the Company, governmental officials, and information furnished by the Purchasers, (ii) make assumptions (which assumptions shall be specifically set forth) as to matters not reasonably independently verifiable by such counsel, and (iii) rely on opinions of other counsel to the extent it reasonably deems appropriate, provided that reliance upon all such documents, certificates, and opinions shall be specified in such opinion.

               (g) Size of Sale. The Company shall have executed counterparts of this Agreement providing for (a) the purchase and sale of the Tranche 1 Shares, an aggregate of One Million Two Hundred Thirty-Five Thousand Four Hundred (1,235,400) shares of the Series C Preferred Stock and (b) subject to the satisfaction of the conditions set forth in Section 7.3, the purchase and sale of the Tranche 2 Shares, an aggregate of Four Hundred Ninety Thousand Two Hundred Sixty-Seven (490,267) shares of the Series C Preferred Stock.

               7.2 Conditions of the Company's Obligations.

         The Company's obligation to sell and deliver the Shares to be purchased by the Purchasers at the respective Closing is subject to the satisfaction of the following conditions:

               (a) Representations and Warranties Correct. The representations and warranties of the Purchasers set forth in Section 6 hereof shall be true and correct on and as of the date hereof and as of each Closing Date, and the Purchasers shall have performed and complied with all agreements and conditions on their part to be performed or complied with prior to the Closing.

               (b) This Agreement. The Purchasers shall have entered into this Agreement and shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by the Purchasers, including without limitation executing the Amended and Restated Shareholders' Agreement and tendering to the Company (i) on the Tranche 1 Closing Date, the aggregate purchase price of $3,634,200 for the Tranche 1 Shares and (ii) on the Tranche 2 Closing Date, the aggregate purchase price of $1,422,801 for the Tranche 2 Shares.

               7.3 Conditions to Tranche 2 Closing. The obligations of Purchasers to purchase and pay for the Tranche 2 Shares to be delivered at the Tranche 2 Closing are subject to the first to occur of (i) the Company receiving a written demand for the Tranche 2 Closing from Purchasers representing at least ten percent (10%) of the Tranche 2 Shares, (ii) the Purchasers receiving a written demand for the Tranche 2 Closing from a duly authorized officer of the Company; provided, in either case, such demand is received on or before December 31, 2000.

         8. Expenses.

         Regardless of whether the transactions contemplated herein shall be consummated, the Company will: (a) pay all the costs and expenses of the reproduction of this Agreement, of all agreements referred to herein, and of the certificates for the Shares to be purchased by the Purchaser hereunder; (b) pay the reasonable fees and out-of-pocket expenses of Sherrard & Roe, PLC, Nashville, Tennessee, as special counsel for the Purchasers, and of Taft, Stettinius & Hollister, special counsel for Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund, L.P., including the reasonable fees and expenses incurred in connection with any subsequent proposed modification of this Agreement or consent hereunder; (c) pay all original issue taxes (including any interest and penalties in respect thereof); (d) pay all reasonable costs and expenses of counsel for the Company; (e) pay the cost of complying with the securities or Blue Sky laws of any jurisdiction with respect to the offering or sale of the Shares; and (f) pay all reasonable fees for any consultants or advisors retained by the Purchasers in connection with its due diligence investigation.

         9. Finder's Fees.

               9.1 The Company (i) represents and warrants that it has retained no finder, agent or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and hold harmless the Purchasers of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives is responsible.

               9.2 Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold harmless the Company and the other Purchasers of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of such Purchaser's employees or representatives, is responsible.

         10. Notices.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or mailed by first-class registered or certified mail, postage prepaid (return receipt requested):

             if to the Purchaser, at his address as set forth at the end of this Agreement, marked for attention as there indicated, or at such other address as may have been furnished to the Company by him in writing.

             with a copy to:      Sherrard & Roe, PLC
                                  424 Church Street, Suite 2000
                                  Nashville, Tennessee 37219
                                  Attention: Donald I.N. McKenzie, Esq.

                                  Taft, Stettinius & Hollister
                                  425 Walnut Street
                                  Cincinnati, Ohio 45202
                                  Attention: Gerald S. Greenberg, Esq.

             if to the Company:   @Plan. Inc
                                  Three Landmark Square
                                  Suite 400
                                  Stamford, Connecticut 06901
                                  Attention: Mark Wright

             with a copy to:      Bass, Berry & Sims, PLC
                                  2700 First American Center
                                  Nashville, Tennessee 37238
                                  Attn: J. Page Davidson, Esq.

         11. Integration; Amendment and Waiver.

         This Agreement embodies the entire agreement and understanding between the Purchasers and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged, or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Company and Purchasers purchasing in the aggregate, at least 66 2/3% of the Shares then outstanding.

         12. Reorganization, Reclassification, Merger, and Consolidation.

         The Company will not effect any consolidation, merger, exchange of shares of capital stock, or sale of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation, merger, or exchange, or the company purchasing such assets shall assume, by written instrument executed and mailed or delivered to the Purchasers, an express assumption of the terms, conditions and obligations of this Agreement as if it has been a party hereto.

         13. Severability.

         Should any one or more of the provisions of this Agreement or any agreement entered into pursuant hereto be determined to be illegal or unenforceable, all other provisions of this Agreement and such other agreements shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         14. Miscellaneous.

             14.1 This Agreement shall be constructed and enforced in accordance with the laws of the State of Tennessee without regard to its principles of conflicts of laws.

             14.2 All of the terms of this Agreement, whether so expressed or not, shall be binding upon the respective personal representatives, successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by the respective personal representative, successors and assigns of the parties hereto; provided, however, that this Agreement may not be assigned by either party hereto without the prior written consent of the other.

             14.3 Each Exhibit and Schedule to this Agreement is made a part of this Agreement as though set forth in full herein. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

             14.4 Whenever the masculine gender is used herein, it shall be deemed to include the feminine and the neuter.

             14.5 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (Remainder of Page Intentionally Left Blank)

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                           ACCEPTED:
[to be completed by Purchaser]

RICHLAND VENTURES II, L.P., a limited           @PLAN, INC
partnership organized under the laws
of the State of  ______________

By:                                             By:
   -----------------------------------             ----------------------------
                                                   Mark K. Wright, Chairman

Title:
      --------------------------------


--------------------------------------

--------------------------------------

--------------------------------------
     Address


--------------------------------------
     Social Security or Taxpayer
     Identification Number of Purchaser

Dated:
      -----------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                          ACCEPTED:
[to be completed by Purchaser]

BLUE CHIP CAPITAL FUND II LIMITED              @PLAN, INC
PARTNERSHIP, a limited partnership
organized under the laws of the
State of ______________________

By:   Blue Chip Venture Company, Ltd.,         By:
      Its General Partner                          ----------------------------
                                                   Mark K. Wright, Chairman

      By:
         -------------------------------

      Title:
            ----------------------------



-----------------------------------------

-----------------------------------------

-----------------------------------------
      Address


-----------------------------------------
      Social Security or Taxpayer
      Identification Number of Purchaser

Dated:
      -----------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                          ACCEPTED:
[to be completed by Purchaser]

MIAMI VALLEY VENTURE FUND, L.P.,               @PLAN, INC
a limited partnership organized under
the laws of the State of  ____________

By:   Blue Chip Venture Company of Dayton,     By:
      Ltd., Special Limited Partner               -----------------------------
                                                  Mark K. Wright, Chairman

      By:
         ---------------------------------

      Title:
            ------------------------------


------------------------------------------

------------------------------------------

------------------------------------------
      Address


------------------------------------------
      Social Security or Taxpayer
      Identification Number of Purchaser


Dated:
      ---------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                           ACCEPTED:
[to be completed by Purchaser]

SOUTHERN VENTURE FUND II, L.P.,                 @PLAN, INC
a limited partnership organized under
the laws of the State of  ______________

By:   SV Partners II, L.P.,                     By:
      Its General Partner                          ----------------------------
                                                   Mark K. Wright, Chairman

      By:
         -------------------------------

      Title:
            ----------------------------


----------------------------------------

----------------------------------------

----------------------------------------
      Address


----------------------------------------
      Social Security or Taxpayer
      Identification Number of Purchaser


Dated:
      ----------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                           ACCEPTED:
[to be completed by Purchaser]

                                                @PLAN, INC


                                                By:
--------------------------------------------      -----------------------------
Roger J. Thomson, a resident of the State of      Mark K. Wright, Chairman

---------------



--------------------------------------------

--------------------------------------------

--------------------------------------------
       Address

--------------------------------------------
       Social Security or Taxpayer
       Identification Number of Purchaser

Dated:
      -----------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                            ACCEPTED:
[to be completed by Purchaser]

                                                 @PLAN, INC

                                                 By:
---------------------------------------------        ---------------------------
Karl Spangenberg, a resident of the State of         Mark K. Wright, Chairman

---------------



--------------------------------------------

--------------------------------------------

--------------------------------------------
         Address

--------------------------------------------
         Social Security or Taxpayer
         Identification Number of Purchaser

Dated:
      --------------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                          ACCEPTED:
[to be completed by Purchaser]


                                               @PLAN, INC

                                                By:
----------------------------------------           -----------------------------
Mark Wright, a resident of the State of             Mark K. Wright, Chairman
Connecticut



--------------------------------------------

--------------------------------------------

--------------------------------------------
         Address

--------------------------------------------
         Social Security or Taxpayer
         Identification Number of Purchaser

Dated:
      -----------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                          ACCEPTED:
[to be completed by Purchaser]

                                               @PLAN, INC

                                               By:
----------------------------------------          ------------------------------
Gary Haynes, a resident of the State of            Mark K. Wright, Chairman

-------------------



--------------------------------------------

--------------------------------------------

--------------------------------------------
         Address

---------------------------------------------
         Social Security or Taxpayer
         Identification Number of Purchaser

Dated:
      -------------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.

CONFIRMED AND AGREED:                           ACCEPTED:
[to be completed by Purchaser]

                                                @PLAN, INC

                                                By:
-------------------------------------------        ----------------------------
Janice Wendell, a resident of the State of         Mark K. Wright, Chairman

---------------



--------------------------------------------

--------------------------------------------

--------------------------------------------
         Address

--------------------------------------------
         Social Security or Taxpayer
         Identification Number of Purchaser

Dated:
       -----------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                        ACCEPTED:
[to be completed by Purchaser]

                                             @PLAN, INC

                                             By:
----------------------------------------        -------------------------------
Susan Russo, a resident of the State of         Mark K. Wright, Chairman

--------------------



--------------------------------------------

--------------------------------------------

--------------------------------------------
         Address


--------------------------------------------
         Social Security or Taxpayer
         Identification Number of Purchaser

Dated:
      -----------------------

         If you are in agreement with the foregoing, please sign this Agreement and return the same to the Company whereupon this letter, upon acceptance and execution by the Company, shall become a binding obligation between you and the Company in accordance with the provisions of Section 3.1 hereof.


CONFIRMED AND AGREED:                       ACCEPTED:
[to be completed by Purchaser]

GARY R. HAYNES 1994 CHARITABLE              @PLAN, INC
REMAINDER UNITRUST

By:                                         By:
   ----------------------------------            -------------------------------
   Trustee                                       Mark K. Wright, Chairman



-------------------------------------

-------------------------------------

-------------------------------------
    Address

-------------------------------------
    Social Security or Taxpayer
    Identification Number of Purchaser

Dated:
      --------------------

                         INDEX OF EXHIBITS AND SCHEDULES


Exhibit A              Form of Second Amended and Restated Charter
Exhibit B              Amended and Restated Charter and Bylaws of the Company
Exhibit C              Financial Statements
Exhibit D              Accredited Investor Exhibit
Exhibit E              Amended and Restated Shareholders' Agreement


Schedule 1.0           Schedule of Purchasers
Schedule 4.1(a)        Foreign Qualification
Schedule 4.1(c)        Issued and Outstanding Capital Stock
Schedule 4.7           Defaults
Schedule 4.8           Material Transactions
Schedule 4.9           Material Agreements
Schedule 4.13          Certain Transactions
Schedule 4.14          Absence of Liabilities
Schedule 4.15          Property and Assets
Schedule 4.16          Leases
Schedule 4.18          Registration Rights
Schedule 4.20          Intellectual Property
Schedule 4.24          Indebtedness
Schedule 4.25          ERISA Plans

                                   SCHEDULE 1

                             SCHEDULE OF PURCHASERS


---------------------------------------------------------------------------------------------
                                          Total              Tranche 1          Tranche 2
Name                                   Commitment        (No. of Shares)     (No. of Shares)
----------------------------------------------------------------------------------------------
Richland Ventures II, L.P.             $3,000,000           $1,800,000         $1,200,000
                                                         (600,000 Shares)   (400,000 Shares)
----------------------------------------------------------------------------------------------
Blue Chip Capital Fund II              $1,275,000           $1,275,000            $-0-
 Limited  Partnership                                    (425,000 Shares)      (0 Shares)
----------------------------------------------------------------------------------------------
Miami Valley Venture Fund, L.P.         $225,000             $225,000             $-0-
                                                          (75,000 Shares)      (0 Shares)
----------------------------------------------------------------------------------------------
Southern Venture Fund, II, L.P.         $500,001             $300,000           $200,001
                                                         (100,000 Shares)    (66,667 Shares)
----------------------------------------------------------------------------------------------
Gary R. Haynes                           $90,000             $54,000            $36,000
                                                         (18,000 Shares)     (12,000 Shares)
----------------------------------------------------------------------------------------------
Roger J. Thomson                         $42,000             $25,200            $16,800
                                                          (8,400 Shares)     (5,600 Shares)
----------------------------------------------------------------------------------------------
Janice W. Wendell                        $30,000             $18,000            $12,000
                                                          (6,000 Shares)     (4,000 Shares)
----------------------------------------------------------------------------------------------
Mark Wright                              $9,000               $5,400             $3,600
                                                          (1,800 Shares)     (1,200 Shares)
----------------------------------------------------------------------------------------------
Karl Spangenberg                         $6,000               $3,600             $2,400
                                                          (1,200 Shares)      (800 Shares)
----------------------------------------------------------------------------------------------
   Total:                              $5,177,001           $3,706,200         $1,470,801
                                   (1,725,667 Shares)   (1,235,400 Shares)  (490,267 Shares)
----------------------------------------------------------------------------------------------